UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

United States Virgin Islands	000-54809	66-0783125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

36C Strand Street
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 8, 2016, Altisource Asset Management Corporation (the “Company”) issued a press release announcing results for the second quarter ended June 30, 2016 (the “Press Release”). A copy of the Press Release was furnished as Exhibit 99.1 to the original Form 8-K Report filed by the Company with the Securities and Exchange Commission on August 8, 2016.

Subsequent to issuance of the Press Release, the Company discovered that, although it correctly reported net loss attributable to stockholders and weighted average common stock outstanding for the three and six months ended June 30, 2016, it had incorrectly disclosed the loss per share of common stock for the three and six months ended June 30, 2016. The Company originally reported loss per share of common stock, both basic and diluted, in the Press Release for the three and six months ended June 30, 2016 of $0.23 and $0.74, respectively. Upon correcting the error, the Company’s loss per share of common stock, both basic and diluted, for the three and six months ended June 30, 2016 was $0.74 and $1.22, respectively, which represents an increase in loss of $0.51 and $0.49, respectively, for such periods. Attached hereto as Exhibit 99.1 is an amended copy of the Company's Press Release with the corrected loss per share of common stock, both basic and diluted, for the three and six months ended June 30, 2016.

All other information set forth in the Press Release, including the net (loss) income attributable to stockholders and weighted average common stock outstanding for all such periods, remains correct and unchanged; therefore, no other changes were made to the Press Release. The Company also expects to file an amended Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2016 to reflect these changes.

The information in this Item 2.02, including the information in Exhibit 99.1, is furnished solely pursuant to Item 2.02 of this Form 8-K/A.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Updated Press Release of Altisource Asset Management Corporation

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
August 10, 2016	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary